SUPPLEMENT DATED JULY 24, 2024 TO THE CURRENT
SUMMARY PROSPECTUS AND STATUTORY PROSPECTUS FOR:
Invesco V.I. Government Securities Fund
(the “Fund”)
This supplement amends the Summary Prospectus and Statutory Prospectus of the above referenced Fund and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectus and Statutory Prospectus and retain it for future reference.
Effective July 24, 2024:
The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Clint Dudley, CFA	Portfolio Manager	2009

Brian Norris, CFA	Portfolio Manager	2024

The following information replaces in its entirety the bulleted information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:
▪
Clint Dudley, CFA, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 1998.
▪
Brian Norris, CFA, Portfolio Manager, who has been responsible for the Fund since 2024 and has been associated with Invesco and/or its affiliates since 2001.
Effective July 24, 2024, Noelle Corum will no longer serve as a Portfolio Manager of the Fund. At that time, all references to Ms. Corum will be deemed to be removed from the Fund’s Summary Prospectus and Statutory Prospectus.
VIGOV-SUMSTAT-SUP 072424